UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017 (September 12, 2017)
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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, Arizona		85027
(Address of principal executive offices)		(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note:
This Form 8-K/A is being filed to include the missing signature of the Company's Chief Financial Officer on the Form 8-K as filed on September 15, 2017. No additional changes to the Form 8-K, as originally filed, have been made.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On September 12, 2017, the Compensation Committee of the Board of Directors (the "Board") of Knight-Swift Transportation Holdings Inc. (the “Company”), approved cash awards to certain of the Company’s executive officers, including its principal executive officer and principal financial officer, in recognition of their efforts related to the merger (the "Merger") of Knight Transportation, Inc. ("Knight") and Swift Transportation Company ("Swift"). In the Merger, Swift was the legal acquirer and Knight was treated as the acquirer for accounting purposes. Therefore, the named executive officers of the Company are those disclosed in Swift's Definitive Proxy Statement on Schedule 14A filed April 14, 2017. Although not named executive officers, the cash awards to the Company's new principal executive officer and principal financial officer have triggered this filing and are provided in the table below:

Executive Officer	Title	Cash Award
David A. Jackson	President and Chief Executive Officer (Principal Executive Officer)	$200,000
Adam W. Miller	Chief Financial Officer (Principal Financial Officer)	$200,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	September 18, 2017	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer